UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 14, 2007

RenaissanceRe Holdings Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

34-0-26512 (Commission File Number)	98-014-1974 (IRS Employer Identification No.)

Renaissance House 8-20 East Broadway, Pembroke Bermuda (Address of Principal Executive Offices)	HM 19 (Zip Code)

(441) 295-4513
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On August 14, 2007, the Board of Directors (the “Board”) of RenaissanceRe Holdings Ltd. (the “Company”) appointed Ralph B. Levy as a Class III director. The appointment of Mr. Levy fills the vacancy created by the retirement from the Board of William I. Riker at the end of his term on May 31, 2007. Mr. Levy’s term as a director runs through the Company’s 2010 Annual Meeting of shareholders. Mr. Levy has been appointed by the Board to its Investment and Risk Management Committee.

Mr. Levy, age 61, is a partner in the law firm of King & Spalding LLP, where he has been employed since 1974. In connection with his appointment, Mr. Levy entered into a director retention agreement with the Company pursuant to the Form of Director Retention Agreement, which was previously filed as Exhibit 10.38 to the Company’s Annual Report on Form 10-K, dated March 31, 2003, which is incorporated herein by reference. The director retention agreement requires the Company to indemnify Mr. Levy to the fullest extent permitted by Bermuda law, except in certain limited circumstances.

On August 14, 2007, the Compensation and Corporate Governance Committee of the Board determined that Mr. Levy, in accordance with the Company’s previously disclosed compensation program for non-employee directors, will receive:

(i) a 2007 annual retainer of $60,000 cash, awarded on a prorated basis (such that Mr. Levy’s total cash retainer for 2007 is $30,000);

(ii) a 2007 per meeting fee of $3,000 cash; and

(iii) a grant of shares of RenaissanceRe Holdings Ltd. restricted stock having, at the time of grant, an aggregate fair market value of $100,000, vesting ratably over a three-year period on the anniversary date of Mr. Levy's appointment to the Board.

The restricted stock grant to Mr. Levy will be made pursuant to the Amended and Restated RenaissanceRe Holdings Ltd. Non-Employee Director Stock Plan, and the form of restricted stock grant agreement which was previously filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, dated February 27, 2006, which is incorporated herein by reference. In accordance with the Company's policies, the restricted stock grant to Mr. Levy will be made on the third business day following the release date of the Company's financial results for the third fiscal quarter of 2007.

The Company’s press release, issued August 14, 2007, announcing the appointment of Mr. Levy is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On August 15, 2007, the Company issued a press release (the “Press Release”) announcing that the Board had approved an increase in the Company’s stock repurchase program, bringing the total current authorization to $500 million. The Press Release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as part of this report:

Exhibit #	Description
99.1	Copy of the Company’s press release, issued August 14, 2007.
99.2	Copy of the Company’s press release, issued August 15, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENAISSANCERE HOLDINGS LTD.
Date: August 17, 2007	By:	/s/ Stephen H. Weinstein
Name: Stephen H. Weinstein
Title: SVP, General Counsel, & Corporate Secretary

INDEX TO EXHIBITS

Exhibit #	Description
99.1	Copy of the Company’s press release, issued August 14, 2007.
99.2	Copy of the Company’s press release, issued August 15, 2007.